Exhibit 99.2
INGEVITY CORPORATION

Recast Historical Segment Information and certain Non-GAAP Financial Measures (Unaudited)
Beginning with our 2025 Form 10-K, Ingevity will remove Corporate and other costs from our Segment Operating Results, which are recorded within "Selling, general, and administrative expenses" on our Consolidated Statements of Operations. These costs are associated with corporate administrative functions (e.g., executive office, corporate finance, legal, human resources) and other compliance costs to operate as a NYSE listed entity. Additionally, these costs are managed at a corporate level and not directly attributable to our reportable segments. Reporting these costs separately will provide greater transparency into our segment results and cost structure.
Ingevity is providing, within this exhibit, unaudited recast Segment Operating Results and Adjusted EBITDA for continuing operations, a Non-GAAP Financial Measure, for the years ended December 31, 2025, 2024 and 2023 as well as the three month periods ended March 31, 2025 and 2024, June 30, 2025 and 2024, September 30, 2025 and 2024, and December 31, 2025 and 2024, that reflect the Corporate and other costs removed from our Segment Operating Results. These reporting changes have been retrospectively applied for all periods presented.
Non-GAAP Financial Measures
Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and has provided a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP on the following pages. These financial measures are not meant to be considered in isolation nor as a substitute for the most directly comparable financial measure calculated in accordance with GAAP. Investors should consider the limitations associated with these non-GAAP measures, including the potential lack of comparability of these measures from one company to another.
We believe these non-GAAP financial measures provide management as well as investors, potential investors, securities analysts, and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance, liquidity measures, and projected future results.
Adjusted EBITDA from continuing operations is defined as net income (loss) from continuing operations plus interest expense, net, provision (benefit) for income taxes, depreciation, amortization, restructuring and other (income) charges, net, goodwill impairment charges, long lived asset impairment charge, acquisition and other-related (income) costs, litigation verdict charges, (gain) loss on strategic investments, proxy contest charges, portfolio alignment costs, and pension and postretirement settlement and curtailment (income) charges, net.

INGEVITY CORPORATION
Summary of Certain Financial Measures (Unaudited)
Background:
Below includes an excerpt of certain key financial measures, some of which have been recast to reflect the removal of certain corporate and other costs that are no longer being allocated to our segment operating results. Detailed reconciliations of these key financial measures are included on the following pages within this exhibit.

	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3		Q4	FY
Net sales
Performance Materials	$586.0	$145.1	$157.2	$151.1	$156.2	$609.6	$146.8	$153.9	$155.0		$151.2	$606.9
Performance Chemicals (ex. Divestiture)	425.5	62.1	142.6	133.9	63.3	401.9	58.9	134.3	139.9		67.4	400.5
Advanced Polymer Technologies	204.0	48.0	47.9	48.8	43.9	188.6	42.2	43.3	38.2		36.5	160.2
Net sales	$1,215.5	$255.2	$347.7	$333.8	$263.4	$1,200.1	$247.9	$331.5	$333.1		$255.1	$1,167.6

Segment EBITDA
Performance Materials	$303.1	$81.9	$85.7	$83.9	$81.7	$333.2	$83.5	$81.0	$83.8		$78.0	$326.3
Performance Chemicals	71.1	(0.1)	24.8	26.0	3.0	53.7	5.8	28.8	26.9		(1.2)	60.3
Advanced Polymer Technologies	49.0	10.5	10.8	10.7	7.0	39.0	13.6	2.0	11.0		5.5	32.1
Segment EBITDA	$423.2	$92.3	$121.3	$120.6	$91.7	$425.9	$102.9	$111.8	$121.7		$82.3	$418.7

Other Measures
Corporate and other (1)	$(32.3)	$(7.5)	$(6.9)	$(6.4)	$(6.5)	$(27.3)	$(8.4)	$(7.8)	$(7.8)	-7.8	$(7.2)	$(31.2)
Indirect costs allocated to divestitures (2)	$(37.9)	$(5.6)	$(5.4)	$(5.8)	$(5.3)	$(22.1)	$(3.2)	$(3.0)	$(3.5)		$(4.8)	$(14.5)
Adjusted EBITDA from Continuing Operations (Non-GAAP)	$353.0	$79.2	$109.0	$108.4	$79.9	$376.5	$91.3	$101.0	$110.4		$70.3	$373.0
_______________
(1) Corporate and other includes costs associated with corporate administrative functions (e.g., executive office, corporate finance, legal, human resources) and other compliance costs to operate as a NYSE listed entity. Also includes corporate administrative function share of information technology, safety, health, accounting and human resource departments. These costs are reported within selling, general, and administrative expenses on our consolidated income statements.

(2) Includes indirect costs previously allocated to the Industrial Specialties business, which was divested on January 1, 2026, that are not eligible for discontinued operations accounting treatment. These costs exclude those included in Corporate and other that were previously allocated to the segments.

INGEVITY CORPORATION
Recast Segment Operating Results from Continuing Operations (Unaudited)

	2023	2024					2025
In millions, except per share data	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Performance Materials	$586.0	$145.1	$157.2	$151.1	$156.2	$609.6	$146.8	$153.9	$155.0	$151.2	$606.9
Performance Chemicals (ex. Divestiture)	425.5	62.1	142.6	133.9	63.3	401.9	58.9	134.3	139.9	67.4	400.5
Advanced Polymer Technologies	204.0	48.0	47.9	48.8	43.9	188.6	42.2	43.3	38.2	36.5	160.2
Net sales	$1,215.5	$255.2	$347.7	$333.8	$263.4	$1,200.1	$247.9	$331.5	$333.1	$255.1	$1,167.6

Performance Materials	$303.1	$81.9	$85.7	$83.9	$81.7	$333.2	$83.5	$81.0	$83.8	$78.0	$326.3
Performance Chemicals (ex. Divestiture)	71.1	(0.1)	24.8	26.0	3.0	53.7	5.8	28.8	26.9	(1.2)	60.3
Advanced Polymer Technologies	49.0	10.5	10.8	10.7	7.0	39.0	13.6	2.0	11.0	5.5	32.1
Segment EBITDA	$423.2	$92.3	$121.3	$120.6	$91.7	$425.9	$102.9	$111.8	$121.7	$82.3	$418.7
Interest expense, net	(87.0)	(22.3)	(23.2)	(23.8)	(20.8)	(90.1)	(19.4)	(18.6)	(18.4)	(16.7)	(73.1)
(Provision) benefit for income taxes	(24.2)	(7.7)	37.9	(6.5)	(4.6)	19.1	(8.5)	(4.8)	(21.4)	26.5	(8.2)
Depreciation and amortization	(97.4)	(24.4)	(25.3)	(25.2)	(24.7)	(99.6)	(24.5)	(25.2)	(27.7)	(27.8)	(105.2)
Restructuring and other income (charges), net	(53.4)	(1.3)	(3.7)	(3.3)	(9.8)	(18.1)	(1.9)	(7.2)	(1.0)	(2.7)	(12.8)
Goodwill impairment charge	—	—	(306.6)	—	—	(306.6)	—	(183.8)	—	—	(183.8)
Long-lived asset impairment charge	—	—	—	—	—	—	—	—	—	(109.3)	(109.3)
Acquisition and other-related income (costs), net	(4.5)	(0.3)	0.2	0.1	(0.3)	(0.3)	—	—	—	—	—
Pension and postretirement settlement and curtailment (charges) income, net	—	—	—	—	(0.2)	(0.2)	—	—	—	—	—
Gain (loss) on strategic investments	19.3	—	0.1	(2.2)	—	(2.1)	—	(2.5)	—	(17.1)	(19.6)
Proxy contest charges	—	—	—	—	—	—	(7.9)	(0.3)	—		(8.2)
Portfolio realignment costs	—	—	—	—	—	—	—	—	(1.1)	(2.0)	(3.1)
Corporate and other (1)	(32.3)	(7.5)	(6.9)	(6.4)	(6.5)	(27.3)	(8.4)	(7.8)	(7.8)	(7.2)	(31.2)
Indirect costs allocated to divestitures (2)	(37.9)	(5.6)	(5.4)	(5.8)	(5.3)	(22.1)	(3.2)	(3.0)	(3.5)	(4.8)	(14.5)
Net income (loss) from continuing operations	$105.8	$23.2	$(211.6)	$47.5	$19.5	$(121.4)	$29.1	$(141.4)	$40.8	$(78.8)	$(150.3)
_______________
(1) Corporate and other includes costs associated with corporate administrative functions (e.g., executive office, corporate finance, legal, human resources) and other compliance costs to operate as a NYSE listed entity. Also includes corporate administrative function share of information technology, safety, health, accounting and human resource departments. These costs are reported within selling, general, and administrative expenses on our consolidated income statements.

(2) Includes indirect costs previously allocated to the Industrial Specialties business, which was divested on January 2, 2026, that are not eligible for discontinued operations accounting treatment. These costs exclude those included in Corporate and other that were previously allocated to the segments.

INGEVITY CORPORATION
Recast Segment Operating Disclosures from Continuing Operations (Unaudited)

	Performance Materials
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net sales (i)	$586.0	$145.1	$157.2	$151.1	$156.2	$609.6	$146.8	$153.9	$155.0	$151.2	$606.9
Less:
Cost of sales (ii)	254.2	52.1	61.4	56.4	64.0	233.9	54.4	58.8	58.9	63.6	235.7
Selling, general, and administrative expenses (ii) (iii)	29.6	11.1	9.9	10.8	10.9	42.7	12.0	12.4	12.4	11.9	48.7
Other (income) expense, net (ii) (iv)	(0.9)	—	0.2	—	(0.4)	(0.2)	(3.1)	1.7	(0.1)	(2.3)	(3.8)
Segment EBITDA	$303.1	$81.9	$85.7	$83.9	$81.7	$333.2	$83.5	$81.0	$83.8	$78.0	$326.3

	Performance Chemicals
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net sales (i)	$425.5	$62.1	$142.6	$133.9	$63.3	$401.9	$58.9	$134.3	$139.9	$67.4	$400.5
Less:
Cost of sales (ii)	309.5	48.9	106.7	95.7	48.9	300.2	41.4	92.9	99.5	55.9	289.7
Selling, general, and administrative expenses (ii) (iii)	44.8	12.8	10.9	9.9	10.6	44.2	12.4	12.7	13.3	12.9	51.3
Other (income) expense, net (ii) (iv)	0.1	0.5	0.2	2.3	0.8	3.8	(0.7)	(0.1)	0.2	(0.2)	(0.8)
Segment EBITDA	$71.1	$(0.1)	$24.8	$26.0	$3.0	$53.7	$5.8	$28.8	$26.9	$(1.2)	$60.3

	Advanced Polymer Technologies
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net sales (i)	$204.0	$48.0	$47.9	$48.8	$43.9	$188.6	$42.2	$43.3	$38.2	$36.5	$160.2
Less:
Cost of sales (ii)	135.2	32.4	32.4	32.2	32.9	129.9	23.6	35.7	22.1	26.7	108.1
Selling, general, and administrative expenses (ii) (iii)	17.6	4.8	4.6	4.5	4.6	18.5	4.8	5.7	5.3	5.2	21.0
Other (income) expense, net (ii) (iv)	2.2	0.3	0.1	1.4	(0.6)	1.2	0.2	(0.1)	(0.2)	(0.9)	(1.0)
Segment EBITDA	$49.0	$10.5	$10.8	$10.7	$7.0	$39.0	$13.6	$2.0	$11.0	$5.5	$32.1
_______________
(i) Relates to external customers only.
(ii) Excludes Depreciation and amortization.
(iii) Includes Research and technical expenses.
(iv) We have excluded the following items from Other (income) expense, net: gain (loss) on strategic investments, proxy contest charges, portfolio review expenses, depreciation, and amortization.

INGEVITY CORPORATION
Recast Segment Operating Disclosures from Continuing Operations (Unaudited)

	Depreciation and amortization
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Performance Materials	$38.3	$9.6	$9.7	$9.7	$9.7	$38.7	$9.9	$9.9	$11.3	$12.4	$43.5
Performance Chemicals	22.1	6.0	6.1	6.1	6.1	24.3	5.9	6.0	6.4	5.6	23.9
Advanced Polymer Technologies	31.3	7.6	7.5	7.9	7.8	30.8	7.7	8.3	8.9	8.7	33.6
Indirect costs allocated to divestitures (i)	5.7	1.2	2.0	1.5	1.1	5.8	1.0	1.0	1.1	1.1	4.2
Total Depreciation and amortization	$97.4	$24.4	$25.3	$25.2	$24.7	$99.6	$24.5	$25.2	$27.7	$27.8	$105.2
_______________
(i) Includes indirect costs previously allocated to the Industrial Specialties business, which was divested on January 2, 2026, that are not eligible for discontinued operations accounting treatment.
	Capital expenditures
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Performance Materials	$36.4	$7.3	$9.3	$8.8	$13.1	$38.5	$5.1	$6.9	$7.4	$13.0	$32.4
Performance Chemicals	29.2	3.2	3.7	4.9	4.7	16.5	1.2	1.5	2.9	8.7	14.3
Advanced Polymer Technologies	23.8	3.1	3.1	3.6	6.4	16.2	3.7	3.7	1.5	1.8	10.7
Total Capital expenditures	$89.4	$13.6	$16.1	$17.3	$24.2	$71.2	$10.0	$12.1	$11.8	$23.5	$57.4

INGEVITY CORPORATION
Recast Adjusted EBITDA from Continuing Operations Reconciliation (GAAP to Non-GAAP)

	2023	2024					2025
In millions, except percentages (unaudited)	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net income (loss) from continuing operations (GAAP)	$105.8	$23.2	$(211.6)	$47.5	$19.5	$(121.4)	$29.1	$(141.4)	$40.8	$(78.8)	$(150.3)
Provision (benefit) for income taxes	24.2	7.7	(37.9)	6.5	4.6	(19.1)	8.5	4.8	21.4	(26.5)	8.2
Interest expense, net	87.0	22.3	23.2	23.8	20.8	90.1	19.4	18.6	18.4	16.7	73.1
Depreciation and amortization	97.4	24.4	25.3	25.2	24.7	99.6	24.5	25.2	27.7	27.8	105.2
Restructuring and other (income) charges, net	53.4	1.3	3.7	3.3	9.8	18.1	1.9	7.2	1.0	2.7	12.8
Goodwill impairment charge	—	—	306.6	—	—	306.6	—	183.8	—	—	183.8
Long-lived assset impairment charge	—	—	—	—	—	—	—	—	—	109.3	109.3
Acquisition and other-related income (costs), net	4.5	0.3	(0.2)	(0.1)	0.3	0.3	—	—	—	—	—
Pension and postretirement settlement and curtailment (charges) income, net	—	—	—	—	0.2	0.2	—	—	—	—	—
(Gain) loss on strategic investments	(19.3)	—	(0.1)	2.2	—	2.1	—	2.5	—	17.1	19.6
Proxy contest charges	—	—	—	—	—	—	7.9	0.3	—	—	8.2
Portfolio realignment costs	—	—	—	—	—	—	—	—	1.1	2.0	3.1
Adjusted EBITDA from continuing operations (Non-GAAP)	$353.0	$79.2	$109.0	$108.4	$79.9	$376.5	$91.3	$101.0	$110.4	$70.3	$373.0